UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2016

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Gran Tierra Energy Inc.
(Exact name of registrant as specified in its charter)
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Nevada	001-34018	98-0479924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200, 150-13th Avenue S.W. Calgary, Alberta, Canada T2R 0V2
(Address of principal executive offices and Zip Code)

(403) 265-3221
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported on a Current Report on Form 8-K filed July 7, 2016 with the Securities and Exchange Commission, on June 30, 2016, Gran Tierra Energy International Holdings Ltd., a wholly-owned indirect subsidiary of Gran Tierra Energy Inc. (“Gran Tierra”), entered into a share purchase agreement (the “Acquisition Agreement”) with Tribeca Oil & Gas Inc., Macquarie Bank Limited and Rorick Ventures Group Inc., as vendors (the “Vendors”), and Petrolatina Energy Limited (“PetroLatina”) providing for the acquisition of PetroLatina for cash consideration of $525 million (the “Acquisition”). Funding for the Acquisition will consist of an initial payment of $500 million at closing, subject to closing adjustments, and a deferred payment of $25 million to be paid prior to December 31, 2016. The Acquisition was unanimously approved by the board of directors of Gran Tierra. The Vendors collectively hold more than 80% of the shares of PetroLatina. Under the terms of the Acquisition Agreement, it is a condition of closing that all of the remaining shares of PetroLatina are acquired pursuant to the drag-along provisions of the Articles of Association of PetroLatina upon the closing of the Acquisition. The Acquisition is subject to the satisfaction or waiver of customary closing conditions, including, among other things, regulatory approvals. Approval from the Agencia Nacional de Hidrocarburos (National Hydrocarbon Agency) of Colombia, was received on July 29, 2016 and the Acquisition is expected to close prior to August 31, 2016.

As the Acquisition is deemed probable, attached as Exhibit 99.1 and incorporated by reference herein are the audited consolidated financial statements of PetroLatina and its subsidiaries as of December 31, 2015 and 2014, and for the years then ended, including the footnotes thereto. The independent auditors’ report of BDO LLP is also included in Exhibit 99.1.

Attached as Exhibit 99.2 and incorporated herein by reference are the unaudited pro forma consolidated financial statements of Gran Tierra as of March 31, 2016, for the three months ended March 31, 2016 and for the year ended December 31, 2015, including the footnotes thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of BDO LLP, independent accountants.

99.1	Audited financial statements of PetroLatina Energy Limited as of December 31, 2015 and 2014, and for each of the two years then ended.

99.2	Unaudited pro forma consolidated financial statements as of March 31, 2016, for the three months ended March 31, 2016, and for the year ended December 31, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2016	GRAN TIERRA ENERGY INC.

	By:	/s/ David Hardy
		Name:	David Hardy
		Title:	V.P. Legal and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of BDO LLP, independent accountants.

99.1	Audited financial statements of PetroLatina Energy Limited as of December 31, 2015 and 2014, and for each of the two years then ended.

99.2	Unaudited pro forma consolidated financial statements as of March 31, 2016, for the three months ended March 31, 2016, and for the year ended December 31, 2015.

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